Exhibit 4.1

CHASE ISSUANCE TRUST

as Issuing Entity

CLASS A(2009-1) TERMS DOCUMENT

dated as of January 26, 2009

to

AMENDED AND RESTATED

CHASESERIES INDENTURE SUPPLEMENT

dated as of October 15, 2004

to

THIRD AMENDED AND RESTATED

INDENTURE

dated as of December 19, 2007

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Indenture Trustee and Collateral Agent

TABLE OF CONTENTS

		PAGE
ARTICLE I

Definitions and Other Provisions of General Application

Section 1.01	Definitions	1
Section 1.02	Governing Law	6
Section 1.03	Counterparts	6
Section 1.04	Ratification of Indenture and Indenture Supplement	6

ARTICLE II

The Class A(2009-1) Notes

Section 2.01	Creation and Designation	7
Section 2.02	Specification of Required Subordinated Amount and Other Terms	7
Section 2.03	Interest Payment	7
Section 2.04	Calculation Agent; Determination of LIBOR	8
Section 2.05	Payments of Interest and Principal	9
Section 2.06	Form of Delivery of Class A(2009-1) Notes; Depository; Denominations	9
Section 2.07	Delivery of the Class A(2009-1) Notes	10
Section 2.08	Supplemental Indenture	10

ARTICLE III

Restrictions on Transfer of the Class A(2009-1) Notes

Section 3.01	Registration; Registration of Transfer and Exchange; Transfer Restrictions	11
Section 3.02	Payment of Principal and Interest on and Exchange of Temporary Regulation S Global Notes	16
Section 3.03	Global Notes	16
Section 3.04	Regulation S Global Notes	16
Section 3.05	Special Transfer Provisions	18

ARTICLE IV

Miscellaneous Provision

Section 4.01	Amendments	21
Section 4.02	Section 3.12(b)(ii) of the Indenture Supplement	21
Section 4.03	Limitation on Changing the Scheduled Principal Payment Date or Legal Maturity Date	21

i

EXHIBIT A	A-1
EXHIBIT B	B-1
EXHIBIT C	C-1

ii

THIS CLASS A(2009-1) TERMS DOCUMENT (this “Terms Document”), by and between the CHASE ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the “Issuing Entity”), having its principal office at c/o Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890-1600, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as indenture trustee (the “Indenture Trustee”) and collateral agent (the “Collateral Agent”), is made and entered into as of January 26, 2009.

Pursuant to this Terms Document, the Issuing Entity and the Indenture Trustee shall create a new Tranche of CHASEseries Class A Notes and shall specify the principal terms thereof.

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01 Definitions. For all purposes of this Terms Document, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

(2) all other terms used herein which are defined in the Indenture Supplement, the Indenture or the Asset Pool Supplement, either directly or by reference therein, have the meanings assigned to them therein;

(3) as used in this Terms Document and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Terms Document or in any such certificate or other document, and accounting terms partly defined in this Terms Document or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Terms Document or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Terms Document or in any such certificate or other document shall control;

(4) the words “hereof,” “herein,” “hereunder” and words of similar import when used in this Terms Document shall refer to this Terms Document as a whole and not to any particular provision of this Terms Document; references to any subsection, Section, clause, Schedule or Exhibit are references to subsections, Sections, clauses, Schedules and Exhibits in or to this Terms Document unless otherwise specified; the term “including” means “including without limitation”; references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; references to any Person include that Person’s successors and assigns; and references to any agreement refer to such agreement, as amended, supplemented or otherwise modified from time to time;

(5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture Supplement, the Indenture or the Asset Pool Supplement, the terms and provisions of this Terms Document shall be controlling; and

(6) each capitalized term defined herein shall relate only to the Class A(2009-1) Notes and no other Tranche of CHASEseries Notes issued by the Issuing Entity.

“Accumulation Commencement Date” means March 1, 2009; provided, however, that, if the Accumulation Period Length for the Class A(2009-1) Notes is less than eleven (11) whole calendar months, the Accumulation Commencement Date will be the first calendar day of the month that is the number of whole calendar months prior to such Scheduled Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods during the period from the Accumulation Commencement Date to and including the Monthly Period prior to such Scheduled Principal Payment Date will at least equal the Accumulation Period Length.

“Asset Pool Supplement” means the Second Amended and Restated Asset Pool One Supplement to the Indenture, dated as of December 19, 2007, by and among the Issuing Entity, the Indenture Trustee and the Collateral Agent.

“Beneficiary” means Chase Bank USA, National Association, in its capacity as beneficial owner of the Issuing Entity.

“Calculation Agent” is defined in Section 2.04(a).

“Class A(2009-1) Adverse Event” means the occurrence of any of the following: (a) an Early Amortization Event with respect to the Class A(2009-1) Notes, (b) an Event of Default and acceleration of the Class A(2009-1) Notes, (c) the Class A Usage of the Class B Required Subordinated Amount for the Class A(2009-1) Notes becomes greater than zero or (d) the Class A Usage of the Class C Required Subordinated Amount for the Class A(2009-1) Notes becomes greater than zero.

“Class A(2009-1) Note” means any Note, substantially in the form set forth in Exhibit A, Exhibit B or Exhibit C to this Terms Document, designated therein as a Class A(2009-1) Note and duly executed and authenticated in accordance with the Indenture.

2

“Class A(2009-1) Noteholder” means a Person in whose name a Class A(2009-1) Note is registered in the Note Register.

“Class A(2009-1) Termination Date” means the earliest to occur of (a) the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Class A(2009-1) Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article V thereof.

“Class A Required Subordinated Amount of Class B Notes” is defined in Section 2.02(a).

“Class A Required Subordinated Amount of Class C Notes” is defined in Section 2.02(b).

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act.

“Clearstream” means Clearstream Banking, societe anonyme.

“Controlled Accumulation Amount” means $318,181,818.19; provided, however, if the Accumulation Period Length is determined to be less than eleven (11) months pursuant to Section 3.12(b)(ii) of the Indenture Supplement, the Controlled Accumulation Amount for any Note Transfer Date with respect to the Class A(2009-1) Notes will be equal to (x) the Initial Dollar Principal Amount of the Class A(2009-1) Notes, divided by (y) the Accumulation Period Length.

“Custodian” means the entity maintaining possession of the Global Notes for the Clearing Agency.

“Depository Certification” is defined in Section 3.02.

“Distribution Compliance Period” has the meaning specified in Rule 902 of Regulation S under the Securities Act.

“DWAC” means Deposit and Withdrawal At Custodian Service.

“Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear System.

3

“Indenture” means the Third Amended and Restated Indenture, dated as of December 19, 2007, between the Issuing Entity and the Indenture Trustee.

“Indenture Supplement” means the Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004, among the Issuing Entity, the Indenture Trustee and the Collateral Agent.

“Initial Dollar Principal Amount” means $3,500,000,000.

“Interest Payment Date” means February 17, 2009 and the 15th day of each month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Interest Period” means, with respect to any Interest Payment Date, the period from and including the previous Interest Payment Date (or in the case of the initial Interest Payment Date, from and including the Issuance Date) to but excluding such Interest Payment Date.

“Issuance Date” means January 26, 2009.

“Legal Maturity Date” means February 15, 2012.

“LIBOR” means, for any Interest Period, the London interbank offered rate for one-month United States dollar deposits determined by the Calculation Agent on the LIBOR Determination Date for each Interest Period in accordance with the provisions of Section 2.04.

“LIBOR Determination Date” means (1) January 23, 2009 for the period from and including the Issuance Date through but excluding February 17, 2009 and (2) for each Interest Period thereafter, the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

“London Business Day” means any Business Day on which dealings in deposits in United States Dollars are transacted in the London interbank market.

“Note Interest Rate” means a rate per annum equal to 2.33 % in excess of LIBOR as determined by the Calculation Agent on the related LIBOR Determination Date with respect to each Interest Period.

“Paying Agent” means Wells Fargo Bank, National Association.

4

“Permanent Regulation S Global Note” is defined in Section 3.04(a).

“Predecessor Note” means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 3.06 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

“QIB” means a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act.

“Record Date” means, for any Note Transfer Date, the last Business Day of the preceding Monthly Period.

“Reference Banks” means four major banks in the London interbank market selected by the Beneficiary.

“Regulation S Certification” is defined in Section 3.02.

“Regulation S Global Note” means a Temporary Regulation S Global Note or a Permanent Regulation S Global Note.

“Release Date” is defined in Section 3.02.

“Reuters Screen LIBOR01 Page” means the display page so designated on the Reuters Monitor Money Rates (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purposes of displaying rates comparable to LIBOR).

“Rule 144A Global Note” is defined in Section 3.03.

“Scheduled Principal Payment Date” means February 16, 2010.

“Stated Principal Amount” means $3,500,000,000.

“Temporary Regulation S Global Note” is defined in Section 3.03.

5

“Transfer” means a sale, conveyance, assignment, hypothecation, pledge, participation, or other form of transfer of any Class A(2009-1) Note.

Section 1.02 Governing Law. THIS TERMS DOCUMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 1.03 Counterparts. This Terms Document may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

Section 1.04 Ratification of Indenture and Indenture Supplement. As supplemented by this Terms Document, each of the Indenture, the Asset Pool Supplement and the Indenture Supplement is in all respects ratified and confirmed and the Indenture as so supplemented by the Asset Pool Supplement and the Indenture Supplement as so supplemented by this Terms Document shall be read, taken and construed as one and the same instrument.

[END OF ARTICLE I]

6

ARTICLE II

THE CLASS A(2009-1) NOTES

Section 2.01 Creation and Designation. There is hereby created a Tranche of CHASEseries Class A Notes to be issued pursuant to the Indenture and the Indenture Supplement to be known as the “CHASEseries Class A(2009-1) Notes.”

Section 2.02 Specification of Required Subordinated Amount and Other Terms.

(a) For the Class A(2009-1) Notes for any date of determination, the Class A Required Subordinated Amount of Class B Notes will be an amount equal to 6.49718% of (i) prior to the occurrence of a Class A(2009-1) Adverse Event, the Adjusted Outstanding Dollar Principal Amount of the Class A(2009-1) Notes on such date of determination or (ii) on and after the date on which a Class A(2009-1) Adverse Event shall have occurred, the greater of (1) the Adjusted Outstanding Dollar Principal Amount of the Class A(2009-1) Notes on such date of determination and (2) the Adjusted Outstanding Dollar Principal Amount of the Class A(2009-1) Notes as of the close of business on the day immediately preceding the date on which such Class A(2009-1) Adverse Event shall have occurred.

(b) For the Class A(2009-1) Notes for any date of determination, the Class A Required Subordinated Amount of Class C Notes will be an amount equal to 6.49718% of (i) prior to the occurrence of a Class A(2009-1) Adverse Event, the Adjusted Outstanding Dollar Principal Amount of the Class A(2009-1) Notes on such date of determination or (ii) on and after the date on which a Class A(2009-1) Adverse Event shall have occurred, the greater of (1) the Adjusted Outstanding Dollar Principal Amount of the Class A(2009-1) Notes on such date of determination and (2) Adjusted Outstanding Dollar Principal Amount of the Class A(2009-1) Notes as of the close of business on the day immediately preceding the date on which such Class A(2009-1) Adverse Event shall have occurred.

(c) The Issuing Entity may change the percentages or the formulas set forth in either clause (a) or (b) above without the consent of any Noteholder so long as the Issuing Entity has (i) received written confirmation from each Note Rating Agency that has rated any Outstanding Notes that the change in either of such percentages or formulas, as applicable, will not result in a Ratings Effect with respect to any Outstanding Notes and (ii) delivered to the Indenture Trustee and the Note Rating Agencies a Master Trust Tax Opinion and an Issuing Entity Tax Opinion.

Section 2.03 Interest Payment. (a) For each Interest Payment Date, the amount of interest due with respect to the Class A(2009-1) Notes shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Note Interest Rate in effect with respect to the related Interest Period, times (ii) the Outstanding Dollar Principal Amount of the Class A(2009-1) Notes determined as of the close of business on the Interest Payment Date preceding the related Note Transfer Date for the Class A(2009-1) Notes; provided, however, that

7

for the first Interest Payment Date, the amount of interest due with respect to the Class A(2009-1) Notes shall be an amount equal to the product of (x) the Outstanding Dollar Principal Amount of the Class A(2009-1) Notes on the Issuance Date, (y) 22 divided by 360 and (z) the Note Interest Rate in effect with respect to the Class A(2009-1) Notes determined on January 23, 2009. Interest on the Class A(2009-1) Notes will be calculated on the basis of the actual number of days elapsed and a 360-day year.

(b) Pursuant to Section 3.03 of the Indenture Supplement, on each Note Transfer Date with respect to the Class A(2009-1) Notes, the Indenture Trustee shall deposit into the Class A(2009-1) Interest Funding Sub-Account the portion of CHASEseries Available Finance Charge Collections allocable to the Class A(2009-1) Notes.

Section 2.04 Calculation Agent; Determination of LIBOR.

(a) The Issuing Entity hereby agrees that for so long as any Class A(2009-1) Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the “Calculation Agent”). The Issuing Entity hereby initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuing Entity at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuing Entity, or if the Calculation Agent fails to determine LIBOR for an Interest Period, the Issuing Entity shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuing Entity or its Affiliates. The Calculation Agent may not resign its duties, and the Issuing Entity may not remove the Calculation Agent, without a successor having been duly appointed.

(b) On each LIBOR Determination Date, the Calculation Agent shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Reuters Screen LIBOR01 Page or on such comparable system as is customarily used to quote LIBOR as of 11:00 a.m., London time, on such date. If such rate does not appear on Reuters Screen LIBOR01 Page or on a comparable system as is customarily used to quote LIBOR the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Calculation Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Beneficiary, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

(c) The Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at

8

its corporate trust office at (612) 667-8058 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

(d) On each LIBOR Determination Date, the Calculation Agent shall send to the Indenture Trustee and the Beneficiary, via email or by facsimile transmission, notification of LIBOR for the following Interest Period.

Section 2.05 Payments of Interest and Principal.

(a) Any installment of interest or principal payable on any Class A(2009-1) Note which is punctually paid or duly provided for by the Issuing Entity and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Class A(2009-1) Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person’s account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person’s address as it appears on the Note Register on such Record Date, except that with respect to Class A(2009-1) Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee.

(b) The right of the Class A(2009-1) Noteholders to receive payments from the Issuing Entity will terminate on the first Business Day following the Class A(2009-1) Termination Date.

Section 2.06 Form of Delivery of Class A(2009-1) Notes; Depository; Denominations.

(a) The Class A(2009-1) Notes shall be delivered in the form of global Registered Notes substantially in the form of Exhibit A, Exhibit B or Exhibit C to this Terms Document (or such other form as the Issuing Entity may determine), delivered as provided in Sections 2.02 and 3.01(i) of the Indenture, respectively.

(b) The Depository for the Class A(2009-1) Notes shall be The Depository Trust Company, and the Class A(2009-1) Notes shall initially be registered in the name of Cede & Co., its nominee.

(c) The Class A(2009-1) Notes will be issued in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.

9

Section 2.07 Delivery of the Class A(2009-1) Notes. The Issuing Entity shall execute and deliver the Class A(2009-1) Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Class A(2009-1) Notes when authenticated, each in accordance with Section 3.03 of the Indenture.

Section 2.08 Supplemental Indenture. The Issuing Entity may enter into a supplemental indenture with respect to the Class A(2009-1) Notes as provided in Section 9.01 of the Indenture; provided, however, that any supplemental indenture which provides for an additional or alternative form of credit enhancement for the Class A(2009-1) Notes shall, in addition to the requirements set forth in Section 9.01 of the Indenture, require confirmation from the Note Rating Agencies that have rated any Outstanding Notes of the CHASEseries that such change in credit enhancement will not result in a Ratings Effect with respect to any Outstanding Notes of the CHASEseries.

[END OF ARTICLE II]

10

ARTICLE III

RESTRICTIONS ON TRANSFER OF THE CLASS A(2009-1) NOTES

Section 3.01 Registration; Registration of Transfer and Exchange; Transfer Restrictions.

The Class A(2009-1) Notes have not been registered under the Securities Act or any state securities law. None of the Beneficiary, the Issuing Entity or the Indenture Trustee is obligated to register the Class A(2009-1) Notes under the Securities Act or any other securities or “Blue Sky” laws or to take any other action not otherwise required under this Terms Document to permit the transfer of any Class A(2009-1) Note without registration.

No transfer of any of the Class A(2009-1) Notes or any interest therein (including by pledge or hypothecation) shall be made except in compliance with the restrictions on transfer set forth in this Section 3.01 (including the applicable legend to be set forth on the face of each Note as provided in Exhibits A, B and C, as applicable) and in Section 3.05 and in a transaction exempt from the registration requirements of the Securities Act and applicable state securities or “Blue Sky” laws (i) to a Person (A) that the transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act (a “QIB”) in the form of beneficial interests in the Rule 144A Global Note, and (B) that is aware that the resale or other transfer is being made in reliance on Rule 144A under the Securities Act or (ii) in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, in the form of beneficial interests in the applicable Regulation S Global Note. As used in this Section 3.01, the terms “United States” and “U.S. persons” have the meanings given them in Regulation S under the Securities Act.

Each Note Owner of any of the Class A(2009-1) Notes, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Issuing Entity, the Beneficiary, the Indenture Trustee and the Initial Purchaser as follows.

(i) It agrees not to (a) offer the Class A(2009-1) Notes or any interest or participation in such Class A(2009-1) Notes or (b) sell, transfer, assign, participate, pledge or otherwise dispose of any Class A(2009-1) Note or any interest or participation in such Class A(2009-1) Note (any such act, a “Class A(2009-1) note transfer”), except in compliance with:

I) the Indenture,

II) the Securities Act, and

11

III) the restrictions and conditions in the applicable note legend.

(ii) It understands and acknowledges that the Class A(2009-1) Notes have not been and will not be registered under the Securities Act or any state or other applicable securities law and that the Class A(2009-1) Notes, or any interest or participation therein, may not be offered, sold, pledged or otherwise transferred unless registered pursuant to, or exempt from registration under, the Securities Act and any other applicable securities law.

(iii) It understands that the Class A(2009-1) Notes will be offered and may be resold by the Initial Purchaser (A) in the United States to QIBs pursuant to Rule 144A under the Securities Act in the form of beneficial interests in the Rule 144A Global Note, or (B) outside the United States pursuant to Regulation S under the Securities Act, initially in the form of beneficial interests in the Temporary Regulation S Global Note. As set forth in Section 3.04, beneficial interests in the Temporary Regulation S Global Note may be exchanged for beneficial interests in the Permanent Regulation S Global Note.

(iv) It understands that the Class A(2009-1) Notes may not be offered or sold within the United States or to or for the account or benefit of U.S. persons (A) as part of their distribution at any time or (B) otherwise until 40 days after the later of (x) the date upon which the offering of such notes commenced to persons other than distributors in reliance upon Regulation S under the Securities Act and (y) the date of issuance of the Class A(2009-1) Notes, except in either case in accordance with Regulation S or Rule 144A under the Securities Act. Terms used in this clause (iv) have the meaning given to them by Regulation S under the Securities Act.

(v) It agrees that if in the future it should offer, sell or otherwise transfer such Class A(2009-1) Notes or any interest or participation therein, it will do so only (A) to the Transferor or the Issuing Entity, (B) pursuant to Rule 144A under the Securities Act to a Person that it reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act, purchasing for its own account or for the account of a QIB, whom it has informed that such offer, sale or other transfer is being made in reliance on Rule 144A under the Securities Act or (C) in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act.

(vi) It acknowledges that the Class A(2009-1) Notes will bear a legend to the following effect unless the Issuing Entity determines otherwise, consistent with applicable law:

12

“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS (1) TO CHASE BANK USA, NATIONAL ASSOCIATION AND ITS AFFILIATES, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS THAT PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

BEFORE PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER CHASE BANK USA, NATIONAL ASSOCIATION NOR CHASE ISSUANCE TRUST HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.”

(vii) It (A)(1) is a QIB, (2) is aware that the sale to it is being made in reliance on Rule 144A under the Securities Act and if it is acquiring such Class A(2009-1) Note or any interest or participation therein for the account of another QIB, that other QIB is aware that the sale is being made in reliance on Rule 144A under the Securities Act and (3) is acquiring such Class

13

A(2009-1) Note or any interest or participation therein for its own account or for the account of a QIB, or (B) is not a U.S. person and is purchasing such Class A(2009-1) Note or any interest or participation therein in an offshore transaction meeting the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act.

(viii) It is purchasing such Class A(2009-1) Note for its own account, or for one or more investor accounts for which it is acting as fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such Class A(2009-1) Note, or any interest or participation therein, as provided in this Terms Document.

(ix) If it is acquiring such Class A(2009-1) Notes or any interest or participation therein in an “offshore transaction” (as defined in Regulation S under the Securities Act), it acknowledges that such Class A(2009-1) Notes will initially be represented by the Temporary Regulation S Global Note and that transfers thereof or any interest or participation therein are restricted as set forth in this Terms Document. If it is a QIB, it acknowledges that such Class A(2009-1) Note offered in reliance on Rule 144A under the Securities Act will be represented by a Rule 144A Global Note and that transfers thereof or any interest or participation therein are restricted as set forth in this Terms Document.

(x) It understands that the Temporary Regulation S Global Note will bear a legend to the following effect unless the Issuing Entity determines otherwise, consistent with applicable law:

“PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE DATE OF THE ORIGINAL ISSUANCE OF THE NOTES, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE PROVISION OF STATE BLUE SKY OR SECURITIES LAWS.

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT.

14

NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE WILL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.”

(xi) If it is acquiring any Class A(2009-1) Notes, or any interest or participation therein, as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to such account and that it has full power to make the acknowledgments, representations and agreements contained herein on behalf of each such account.

(xii) It acknowledges that Chase USA and the Issuing Entity will rely on the truth and accuracy of the foregoing acknowledgments, representations and agreements, and agrees that if any of the foregoing acknowledgments, representations and agreements deemed to have been made by it are no longer accurate, it will promptly notify Chase USA and the Issuing Entity.

(xiii) With respect to any foreign purchaser claiming an exemption from United States income or withholding tax that it has delivered to the Paying Agent a true and complete Form W-8BEN or Form W-8ECI indicating such exemption or such other forms and documentation as may be sufficient under the applicable regulations for claiming such exemption.

(xiv) It agrees to treat the Class A(2009-1) Notes as indebtedness of Chase USA for applicable federal, state and local income and franchise tax law purposes and for purposes of any other tax imposed on, or measured by, income.

(xv) It acknowledges that transfers of the Class A(2009-1) Note or any interest or participation therein shall otherwise be subject in all respects to the restrictions applicable thereto contained in this Terms Document. Any transfer, resale, pledge or other transfer of the Class A(2009-1) Note contrary to the restrictions set forth above and elsewhere in this Terms Document shall be deemed void ab initio.

15

Section 3.02 Payment of Principal and Interest on and Exchange of Temporary Regulation S Global Notes. Holders of a beneficial interest in Class A(2009-1) Notes sold in reliance on Regulation S under the Securities Act as Temporary Regulation S Global Notes are prohibited from receiving distributions on or from exchanging beneficial interests in such Temporary Regulation S Global Notes for Permanent Regulation S Global Notes until the later of (i) the expiration of the Distribution Compliance Period (the “Release Date”) and (ii) the furnishing to Euroclear and Clearstream of a certificate substantially in the form of Exhibit B-3 to the Indenture certifying that the beneficial owner of the Temporary Regulation S Global Note is a non-U.S. person (a “Regulation S Certification”) and the furnishing to the Indenture Trustee by Euroclear or Clearstream of a certificate substantially in the form of Exhibit B-1 to the Indenture certifying that it has received the requisite Regulation S Certification with respect to the beneficial ownership of any portion of a Temporary Regulation S Global Note (a “Depository Certification”).

Section 3.03 Global Notes. The Class A(2009-1) Notes, upon original issuance, will be issued in global form (i) to QIBs in transactions exempt from the registration requirements of the Securities Act in reliance on Rule 144A under the Securities Act, as one or more notes in fully registered form, without interest coupons (each, a “Rule 144A Global Note”), executed, authenticated and delivered in substantially the form attached as Exhibit A and/or (ii) as one or more notes in “offshore transactions” (within the meaning of Regulation S under the Securities Act), in fully registered form, without interest coupons (each, a “Temporary Regulation S Global Note”), executed, authenticated and delivered in substantially the form attached as Exhibit B. Such Class A(2009-1) Note shall be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuing Entity and shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a definitive Note representing such Note Owner’s interest in such Note, except as provided in Section 2.04(c) of the Indenture.

Section 3.04 Regulation S Global Notes

(a) Class A(2009-1) Notes issued in reliance on Regulation S under the Securities Act will initially be in the form of one or more Temporary Regulation S Global Notes. Any interest in a Class A(2009-1) Note evidenced by a Temporary Regulation S Global Note is exchangeable for an interest in a Class A(2009-1) Note in fully registered, global form, without interest coupons, executed, authenticated and delivered in substantially the form attached as Exhibit C (each, a “Permanent Regulation S Global Note”), upon the later of (i) the Release Date and (ii) the furnishing of a Regulation S Certification.

(b) On or prior to the Release Date, each beneficial owner of a Temporary Regulation S Global Note shall deliver to Euroclear or Clearstream (as applicable) a Regulation S Certification; provided, however, that any beneficial owner of a Temporary Regulation S Global Note on the Release Date or on any Interest Payment Date or Principal Payment Date that has previously delivered a Regulation S Certification hereunder shall not be required to deliver any subsequent Regulation S Certification (unless the certification previously

16

delivered is no longer true as of such subsequent date, in which case such beneficial owner shall promptly notify Euroclear or Clearstream, as applicable, thereof and shall deliver an updated Regulation S Certification). Euroclear and/or Clearstream, as applicable, shall deliver to the Paying Agent or the Indenture Trustee a Depository Certification promptly upon the receipt of each such Regulation S Certification, and no such beneficial owner (or transferee from such beneficial owner) shall be entitled to receive an interest in a Permanent Regulation S Global Note or any payment of principal of or interest on or any other payment with respect to its beneficial interest in a Temporary Regulation S Global Note prior to the Paying Agent or the Indenture Trustee receiving a Depository Certification from Euroclear or Clearstream with respect to the portion of the Temporary Regulation S Global Note owned by such beneficial owner (and, with respect to an interest in the Permanent Regulation S Global Note, prior to the Release Date).

(c) Any payments of principal of, interest on or any other payment with respect to a Temporary Regulation S Global Note received by Euroclear or Clearstream with respect to any portion of such Regulation S Global Note owned by a Note Owner that has not delivered the Regulation S Certification required by this Section 3.04 shall be held by Euroclear and Clearstream solely as agents for the Paying Agent and the Indenture Trustee. Euroclear and Clearstream shall remit such payments to the applicable Note Owner (or to a Euroclear or Clearstream member on behalf of such Note Owner) only after Euroclear or Clearstream has received the requisite Regulation S Certification. Until the Paying Agent or the Indenture Trustee has received a Depository Certification from Euroclear or Clearstream, as applicable, the Paying Agent or the Indenture Trustee may revoke the right of Euroclear or Clearstream, as applicable, to hold any payments made with respect to such portion of such Temporary Regulation S Global Note. If the Paying Agent or the Indenture Trustee exercises its right of revocation pursuant to the immediately preceding sentence, Euroclear or Clearstream, as applicable, shall return such payments to the Paying Agent or the Indenture Trustee and the Indenture Trustee shall hold such payments in the applicable Bank Account until Euroclear or Clearstream, as applicable, has provided the necessary Depository Certification to the Paying Agent or the Indenture Trustee (at which time the Paying Agent shall forward such payments to Euroclear or Clearstream, as applicable, to be remitted to the Note Owner that is entitled thereto on the records of Euroclear or Clearstream (or on the records of their respective members)).

(d) Each Note Owner with respect to a Temporary Regulation S Global Note shall exchange its interest therein for an interest in a Permanent Regulation S Global Note on or after the Release Date upon furnishing to Euroclear or Clearstream (as applicable) the Regulation S Certification and upon receipt by the Paying Agent or the Indenture Trustee, as applicable, of the Depository Certification thereof from Euroclear or Clearstream, as applicable, in each case pursuant to the terms of this Section 3.04. On and after the Release Date, upon receipt by the Paying Agent or the Indenture Trustee of any Depository Certification from Euroclear or Clearstream described in the immediately preceding sentence (i) with respect to the first such certification, the Issuing Entity shall execute, and the Indenture Trustee shall, upon receipt of an order with respect thereto, authenticate and deliver to the Custodian the applicable Permanent Regulation S Global Note and (ii) with respect to the first and all subsequent certifications, the Custodian shall exchange on behalf of the applicable beneficial owners the

17

portion of the applicable Temporary Regulation S Global Note covered by such certification for a comparable portion of the applicable Permanent Regulation S Global Note. Upon any exchange of a portion of a Temporary Regulation S Global Note for a comparable portion of a Permanent Regulation S Global Note, the Custodian shall endorse on the schedules affixed to each of such Regulation S Global Notes (or on continuations of such schedules affixed to each of such Regulation S Global Notes and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the Temporary Regulation S Global Note, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the Permanent Regulation S Global Note, an increase in the principal amount thereof equal to the principal amount of the decrease in the Temporary Regulation S Global Note pursuant to clause (x) above.

Section 3.05 Special Transfer Provisions. (a) If a holder of a beneficial interest in the Rule 144A Global Note wishes at any time to exchange its interest in the Rule 144A Global Note for an interest in the Regulation S Global Note, or to transfer its interest in the Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Note, such holder may, subject to the rules and procedures of the Clearing Agency and to the requirements set forth in the following sentence, exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Regulation S Global Note. Upon receipt by the Indenture Trustee of (1) instructions given in accordance with the Clearing Agency’s procedures from or on behalf of a Note Owner of the Rule 144A Global Note, directing the Indenture Trustee (via DWAC) to credit or cause to be credited a beneficial interest in the Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, (2) a written order in accordance with the Clearing Agency’s procedures containing information regarding the Euroclear or Clearstream account to be credited with such increase and the name of such account, and (3) a certification given by such Note Owner stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, the Indenture Trustee shall promptly deliver appropriate instructions to the Clearing Agency (via DWAC), its nominee, or the Custodian, as the case may be, to reduce or reflect on its records a reduction of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred from the relevant participant, and the Indenture Trustee shall promptly deliver appropriate instructions (via DWAC) to the Clearing Agency, its nominee, or the Custodian, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of such Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who may be Euroclear Bank S.A./N.V. as operator of Euroclear or another agent member of Euroclear, or Clearstream, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note. Notwithstanding anything to the contrary, the Indenture Trustee may conclusively rely upon the completed schedule set forth in the Rule 144A Global Note evidencing the Class A(2009-1) Notes.

18

(b) If a holder of a beneficial interest in the Regulation S Global Note wishes at any time to exchange its interest in the Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer its interest in the Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream and the Clearing Agency, as the case may be, and to the requirements set forth in the following sentence, exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Note. Upon receipt by the Indenture Trustee of (1) instructions given in accordance with the procedures of Euroclear or Clearstream and the Clearing Agency, as the case may be, from or on behalf of a Note Owner of the Regulation S Global Note directing the Indenture Trustee to credit or cause to be credited a beneficial interest in the Rule 144A Global Note in an amount equal to the beneficial interest in the Regulation S Global Note to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Clearstream and the Clearing Agency, as the case may be, containing information regarding the account with the Clearing Agency to be credited with such increase and the name of such account, and (3) prior to the expiration of the Distribution Compliance Period, a certification given by such Class A(2009-1) Note Owner stating that the Person transferring such interest in such Regulation S Global Note reasonably believes that the Person acquiring such interest in the Rule 144A Global Note is a QIB and is obtaining such beneficial interest for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A under the Securities Act and any applicable securities laws of any state of the United States or any other jurisdiction, the Indenture Trustee shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the Custodian, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Note by the aggregate principal amount of the beneficial interest in such Regulation S Global Note to be exchanged or transferred, and the Indenture Trustee shall promptly deliver (via DWAC) appropriate instructions to the Clearing Agency, its nominee, or the Custodian, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Regulation S Global Note. After the expiration of the Distribution Compliance Period, the certification requirement set forth in clause (3) of the second sentence of the first paragraph of this Section 3.05(b) will no longer apply to such exchanges and transfers. Notwithstanding anything to the contrary, the Indenture Trustee may conclusively rely upon the completed schedule set forth in the Regulation S Global Note evidencing the Class A(2009-1) Notes.

(c) Any beneficial interest in one of the Global Notes that is transferred to a Person who takes delivery in the form of an interest in another Global Note will, upon transfer, cease to be an interest in such Global Note and become an interest in the other Global Note and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

19

(d) Until the later of the Release Date and the provision of the certifications required by Section 3.05, beneficial interests in a Regulation S Global Note may only be held through Euroclear Bank S.A./N.V. as operator of Euroclear or Clearstream or another agent member of Euroclear and Clearstream acting for and on behalf of them. During the Distribution Compliance Period, interests in the Regulation S Global Note may be exchanged for interests in the Rule 144A Global Note only in accordance with the certification requirements described above.

[END OF ARTICLE III]

20

ARTICLE IV

MISCELLANEOUS PROVISION

Section 4.01 Amendments. Notwithstanding anything to the contrary contained herein, each Class A(2009-1) Note and this Terms Document may be amended or supplemented to modify the restrictions on and procedures for Transfer of the Class A(2009-1) Notes to reflect any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the Transfer of restricted securities generally. Each Noteholder and Note Owner shall, by its acceptance of such Class A(2009-1) Note or, in the case of a Note Owner, a beneficial interest in such Class A(2009-1) Note, have agreed to any such amendment or supplement.

Section 4.02 Section 3.12(b)(ii) of the Indenture Supplement. Notwithstanding anything to the contrary contained in Section 3.12(b)(ii) of the Indenture Supplement, with respect to the Class A(2009-1) Notes, any reference in Section 3.12(b)(ii) of the Indenture Supplement to “twelve (12) whole calendar months” shall be changed to “eleven (11) whole calendar months”.

Section 4.03 Limitation on Changing the Scheduled Principal Payment Date or Legal Maturity Date. So long as the Class A(2009-1) Notes are held by Chase USA or any Affiliate of Chase USA, (a) neither the Scheduled Principal Payment Date nor the Legal Maturity Date of such Class A(2009-1) Notes may be amended to an earlier date and (b) the Class A(2009-1) Notes may not be cancelled prior to their Scheduled Principal Payment Date by presentation by Chase USA or any Affiliate of Chase USA of such Class A(2009-1) Notes to the Indenture Trustee for cancellation except in accordance with Section 11.02 of the Indenture or if the Outstanding Dollar Principal Amount of the Class A(2009-1) Notes is paid in full pursuant to the provisions of this Terms Document.

[END OF ARTICLE IV]

21

IN WITNESS WHEREOF, the parties hereto have caused this Terms Document to be duly executed, all as of the day and year first above written.

CHASE ISSUANCE TRUST

By:	CHASE BANK USA, NATIONAL ASSOCIATION, as Beneficiary and not in its individual capacity

By:	/s/ Keith W. Schuck
Name:	Keith W. Schuck
Title:	President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and Collateral Agent

By:	/s/ Cheryl C. Zimmerman
Name:	Cheryl C. Zimmerman
Title:	Vice President

Chase Issuance Trust

CHASEseries Class A(2009-1) Terms Document

Signature Page

EXHIBIT A

CLASS A(2009-1) RULE 144A GLOBAL NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS (1) TO CHASE BANK USA, NATIONAL ASSOCIATION AND ITS AFFILIATES, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS THAT PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

BEFORE PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER CHASE BANK USA, NATIONAL ASSOCIATION NOR CHASE ISSUANCE TRUST HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE CHASE

ISSUANCE TRUST, THE FIRST USA CREDIT CARD MASTER TRUST OR THE CHASE CREDIT CARD MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE CHASE ISSUANCE TRUST, THE FIRST USA CREDIT CARD MASTER TRUST OR THE CHASE CREDIT CARD MASTER TRUST, OF ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF CHASE BANK USA, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW PURPOSES AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

REGISTERED	up to $[ ]

No. R-[ ]	CUSIP NO. 161571DG6

CHASE ISSUANCE TRUST

Floating Rate

CHASEseries CLASS A(2009-1) RULE 144A GLOBAL NOTE

Chase Issuance Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of [            ] DOLLARS payable on February 16, 2010 (the “Scheduled Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on February 15, 2012 (the “Legal Maturity Date”). Interest will accrue on this Note at the rate of LIBOR plus 2.33% per annum, as more specifically set forth in the Class A(2009-1) Terms Document, dated as of January 26, 2009 (the “Class A(2009-1) Terms Document”), between the Issuing Entity, the Indenture Trustee and the Collateral Agent, and shall be due and payable on each Interest Payment Date from and including the Monthly Interest Accrual Date in the related Monthly Period to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

CHASE ISSUANCE TRUST, as Issuing Entity

By:	CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Beneficiary under the Trust Agreement

By:
Name:	Keith W. Schuck
Title:	President

Date: January 26, 2009

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:	Cheryl C. Zimmerman, CCTS
Title:	Vice President

Date: January 26, 2009

[REVERSE OF NOTE]

This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its “CHASEseries Class A Notes” (herein called the “Notes”), all issued under a Third Amended and Restated Indenture dated as of December 19, 2007 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as supplemented by a Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), an Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), and the Class A(2009-1) Terms Document, each between the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee and collateral agent (the “Collateral Agent”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee, the Collateral Agent and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

Class B Notes and Class C Notes have been and will be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Asset Pool One Supplement.

Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 66 2/3% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the Holders of more than 66 2/3% of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any class of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such class of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Issuing Entity may, from time to time, issue one or more series of Notes secured by one or more asset pools. Subject to the terms of the Asset Pool One Supplement, the Issuing Entity may, from time to time, issue one or more series of Notes secured by Asset Pool One. Subject to the terms and conditions of the Indenture Supplement, the Issuing Entity may, from time to time, issue one or more Tranches of CHASEseries Notes.

On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuing Entity, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuing Entity in Schedule A hereto.

On any redemption, purchase, exchange or cancellation of any of the Class A(2009-1) Notes represented by this Class A(2009-1) Rule 144A Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Indenture Trustee in Part III of Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Issuing Entity. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Class A(2009-1) Rule 144A Global Note and the Class A(2009-1) Notes represented by this Class A(2009-1) Rule 144A Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or canceled.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuing Entity pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his, her or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity, the Owner Trustee, the Collateral Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against Chase Bank USA, National Association, First USA Credit Card Master Trust, Chase Credit Card Master Trust or the Issuing Entity, or join in any institution against Chase Bank USA, National Association, First USA Credit Card Master Trust, Chase Credit Card Master Trust or the Issuing Entity, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Asset Pool One Supplement, the CHASEseries Indenture Supplement, the Terms Agreement or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity with the consent of the Holders of Notes representing more than 66 2/3% of the Outstanding Dollar Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuing Entity with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuing Entity” as used in this Note includes any successor to the Issuing Entity under the Indenture.

The Issuing Entity is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the Asset Pool One Supplement, the CHASEseries Indenture Supplement and the Class A(2009-1) Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Notwithstanding the allocation provisions of the Indenture, the Asset Pool One Supplement, each additional Asset Pool Supplement, the CHASEseries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the CHASEseries Noteholders are deemed to have any interest in any assets of the Issuing Entity allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets. Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*
Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust

Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust

PART III

SCHEDULE OF EXCHANGES BETWEEN THE REGULATION S GLOBAL

NOTE AND THIS RULE 144A GLOBAL NOTE,

OR REDEMPTIONS OR PURCHASES OR CANCELLATIONS

The following increases or decreases in principal amount of this Rule 144A Global Note, or redemptions, purchases or cancellations of this Rule 144A Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increase or decrease in principal amount of this Rule 144A Global Note due to exchanges between the Regulation S Global Note and this Rule 144A Global Note	Remaining principal amount of this Rule 144A Global Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuing Entity

EXHIBIT B

CLASS A(2009-1) TEMPORARY REGULATION S GLOBAL NOTE

PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE DATE OF THE ORIGINAL ISSUANCE OF THE NOTES, THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE PROVISION OF STATE BLUE SKY OR SECURITIES LAWS.

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE WILL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS (1) TO CHASE BANK USA, NATIONAL ASSOCIATION AND ITS AFFILIATES, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS THAT PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

BEFORE PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER CHASE BANK USA, NATIONAL ASSOCIATION NOR CHASE ISSUANCE TRUST HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE CHASE ISSUANCE TRUST, THE FIRST USA CREDIT CARD MASTER TRUST OR THE CHASE CREDIT CARD MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE CHASE ISSUANCE TRUST, THE FIRST USA CREDIT CARD MASTER TRUST OR THE CHASE CREDIT CARD MASTER TRUST, OF ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF CHASE BANK USA, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW PURPOSES AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

REGISTERED	up to $[ ]

No. R-[ ]	CUSIP NO. U02617AB1

CHASE ISSUANCE TRUST

Floating Rate

CHASEseries CLASS A(2009-1) TEMPORARY REGULATION S GLOBAL NOTE

Chase Issuance Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of [            ] DOLLARS payable on February 16, 2010 (the “Scheduled Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on February 15, 2012 (the “Legal Maturity Date”). Interest will accrue on this Note at the rate of LIBOR plus 2.33% per annum, as more specifically set forth in the Class A(2009-1) Terms Document, dated as of January 26, 2009 (the “Class A(2009-1) Terms Document”), between the Issuing Entity, the Indenture Trustee and the Collateral Agent, and shall be due and payable on each Interest Payment Date from and including the Monthly Interest Accrual Date in the related Monthly Period to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

CHASE ISSUANCE TRUST, as Issuing Entity

By:	CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Beneficiary under the Trust Agreement

By:
Name:	Keith W. Schuck
Title:	President

Date:	January 26, 2009

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:	Cheryl C. Zimmerman, CCTS
Title:	Vice President

Date:	January 26, 2009

[REVERSE OF NOTE]

This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its “CHASEseries Class A Notes” (herein called the “Notes”), all issued under a Third Amended and Restated Indenture dated as of December 19, 2007 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as supplemented by a Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), an Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), and the Class A(2009-1) Terms Document, each between the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee and collateral agent (the “Collateral Agent”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee, the Collateral Agent and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

Class B Notes and Class C Notes have been and will be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Asset Pool One Supplement.

Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 66 2/3% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the Holders of more than 66 2/3% of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any class of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such class of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Issuing Entity may, from time to time, issue one or more series of Notes secured by one or more asset pools. Subject to the terms of the Asset Pool One Supplement, the Issuing Entity may, from time to time, issue one or more series of Notes secured by Asset Pool One. Subject to the terms and conditions of the Indenture Supplement, the Issuing Entity may, from time to time, issue one or more Tranches of CHASEseries Notes.

On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes; provided, however, that Noteholders of Class A(2009-1) Notes sold in reliance on Regulation S as Class A(2009-1) Temporary Regulation S Global Notes are prohibited from receiving distributions on or from exchanging beneficial interests in such Class A(2009-1) Temporary Regulation S Global Notes for Class A(2009-1) Permanent Regulation S Global Notes until the later of (i) the expiration of the Distribution Compliance Period (the “Release Date”) and (ii) the furnishing of a certificate, certifying that the beneficial owner of the Class A(2009-1) Temporary Regulation S Global Note is a non-U.S. person, as provided in Section 3.02 of the Class A(2009-1) Terms Document. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuing Entity, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuing Entity in Schedule A hereto.

On any redemption, purchase, exchange or cancellation of any of the Class A(2009-1) Notes represented by this Class A(2009-1) Temporary Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Indenture Trustee in Part III of Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Issuing Entity. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Class A(2009-1) Temporary Regulation S Global Note and the Class A(2009-1) Notes represented by this Class A(2009-1) Temporary Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or canceled.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuing Entity pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his, her or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity, the Owner Trustee, the Collateral Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

On or after the Release Date, this Class A(2009-1) Temporary Regulation S Global Note may be exchanged, in whole or in part (free of charge), for the Class A(2009-1) Permanent Regulation S Global Note substantially in the form set out in Exhibit C to the Class A(2009-1) Terms Document, upon certification of non-U.S. beneficial ownership substantially in the form set out in Exhibit B-3 to the Indenture. The Class A(2009-1) Permanent Regulation S Global Note shall be so issued and delivered in exchange for only that portion of this Class A(2009-1) Temporary Regulation S Global Note in respect of which there shall have been presented to the Paying Agent or the Indenture Trustee by Euroclear or Clearstream, as applicable, a certificate substantially in the form set out in Exhibit B-1 to the Indenture.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against Chase Bank USA, National Association, First USA Credit Card Master Trust, Chase Credit Card Master Trust or the Issuing Entity, or join in any institution against Chase Bank USA, National Association, First USA Credit Card Master Trust, Chase Credit Card Master Trust or the Issuing Entity, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Asset Pool One Supplement, the CHASEseries Indenture Supplement, the Terms Agreement or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity with the consent of the Holders of Notes representing more than 66 2/3% of the Outstanding Dollar Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of

Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuing Entity with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuing Entity” as used in this Note includes any successor to the Issuing Entity under the Indenture.

The Issuing Entity is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the Asset Pool One Supplement, the CHASEseries Indenture Supplement and the Class A(2009-1) Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Notwithstanding the allocation provisions of the Indenture, the Asset Pool One Supplement, each additional Asset Pool Supplement, the CHASEseries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the CHASEseries Noteholders are deemed to have any interest in any assets of the Issuing Entity allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets. Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*
Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust

Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust

PART III

SCHEDULE OF EXCHANGES

FOR NOTES REPRESENTED BY THE PERMANENT

REGULATION S GLOBAL NOTE OR THE RULE 144A GLOBAL NOTE,

OR REDEMPTIONS OR PURCHASES OR CANCELLATIONS

The following exchanges of a part of this Temporary Regulation S Global Note for the Permanent Regulation S Global Note or the Rule 144A Global Note, in whole or in part, or redemptions, purchases or cancellations of this Temporary Regulation S Global Note have been made:

Date of exchange, or redemption or purchase or cancellation

Part of principal

amount of this

Temporary

Regulation S Global

Note exchanged for

Notes represented by

the Permanent

Regulation S Global

Note or the Rule

144A Global Note, or
redeemed or

purchased or

cancelled

	Remaining principal amount of this Temporary Regulation S Global Note following such exchange, or redemption or purchase or cancellation	Amount of interest paid with delivery of the Permanent Regulation S Global Note	Notation made by or on behalf of the Issuing Entity

EXHIBIT C

CLASS A(2009-1) PERMANENT REGULATION S GLOBAL NOTE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS (1) TO CHASE BANK USA, NATIONAL ASSOCIATION AND ITS AFFILIATES, (2) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”) PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT. EACH NOTE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS NOTE, UNLESS THAT PERSON ACQUIRED THIS NOTE IN A TRANSFER DESCRIBED IN CLAUSE (3) ABOVE, IS DEEMED TO REPRESENT THAT IT IS EITHER A QIB PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF ANOTHER QIB.

BEFORE PURCHASING ANY NOTES, PURCHASERS SHOULD CONSULT COUNSEL WITH RESPECT TO THE AVAILABILITY AND CONDITIONS OF EXEMPTION FROM THE RESTRICTION ON RESALE OR TRANSFER. NEITHER CHASE BANK USA, NATIONAL ASSOCIATION NOR CHASE ISSUANCE TRUST HAS AGREED TO REGISTER THE NOTES UNDER THE SECURITIES ACT, TO QUALIFY THE NOTES UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OR TO PROVIDE REGISTRATION RIGHTS TO ANY PURCHASER.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUING ENTITY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE CHASE ISSUANCE TRUST, THE FIRST USA CREDIT CARD MASTER TRUST OR THE CHASE CREDIT CARD MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE CHASE ISSUANCE TRUST, THE FIRST USA CREDIT CARD MASTER TRUST OR THE CHASE CREDIT CARD MASTER TRUST, OF ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF CHASE BANK USA, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW PURPOSES AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

REGISTERED	up to $[ ]

No. R-[ ]	CUSIP NO. U02617AB1

CHASE ISSUANCE TRUST

Floating Rate

CHASEseries CLASS A(2009-1) PERMANENT REGULATION S GLOBAL NOTE

Chase Issuance Trust, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuing Entity”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of [            ] DOLLARS payable on February 16, 2010 (the “Scheduled Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on February 15, 2012 (the “Legal Maturity Date”). Interest will accrue on this Note at the rate of LIBOR plus 2.33% per annum, as more specifically set forth in the Class A(2009-1) Terms Document, dated as of January 26, 2009 (the “Class A(2009-1) Terms Document”), between the Issuing Entity, the Indenture Trustee and the Collateral Agent, and shall be due and payable on each Interest Payment Date from and including the Monthly Interest Accrual Date in the related Monthly Period to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuing Entity with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuing Entity has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

CHASE ISSUANCE TRUST, as Issuing Entity

By:	CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Beneficiary under the Trust Agreement

By:
Name:	Keith W. Schuck
Title:	President

Date:	January 26, 2009

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Name:	Cheryl C. Zimmerman, CCTS
Title:	Vice President

Date:	January 26, 2009

[REVERSE OF NOTE]

This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuing Entity, designated as its “CHASEseries Class A Notes” (herein called the “Notes”), all issued under a Third Amended and Restated Indenture dated as of December 19, 2007 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuing Entity and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as supplemented by a Second Amended and Restated Asset Pool One Supplement, dated as of December 19, 2007 (the “Asset Pool One Supplement”), an Amended and Restated CHASEseries Indenture Supplement, dated as of October 15, 2004 (the “Indenture Supplement”), and the Class A(2009-1) Terms Document, each between the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee and collateral agent (the “Collateral Agent”), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuing Entity, the Indenture Trustee, the Collateral Agent and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

Class B Notes and Class C Notes have been and will be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture and the Asset Pool One Supplement.

Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 66 2/3% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the Holders of more than 66 2/3% of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any class of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such class of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Subject to the terms and conditions of the Indenture, the Issuing Entity may, from time to time, issue one or more series of Notes secured by one or more asset pools. Subject to the terms of the Asset Pool One Supplement, the Issuing Entity may, from time to time, issue one or more series of Notes secured by Asset Pool One. Subject to the terms and conditions of the Indenture Supplement, the Issuing Entity may, from time to time, issue one or more Tranches of CHASEseries Notes.

On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuing Entity, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuing Entity in Schedule A hereto.

On any redemption, purchase, exchange or cancellation of any of the Class A(2009-1) Notes represented by this Class A(2009-1) Permanent Regulation S Global Note, details of such redemption, purchase, exchange or cancellation shall be entered by the Indenture Trustee in Part III of Schedule A hereto recording any such redemption, purchase, exchange or cancellation and shall be signed by or on behalf of the Issuing Entity. Upon any such redemption, purchase, exchange or cancellation, the principal amount of this Class A(2009-1) Permanent Regulation S Global Note and the Class A(2009-1) Notes represented by this Class A(2009-1) Permanent Regulation S Global Note shall be reduced or increased, as appropriate, by the principal amount so redeemed, purchased, exchanged or canceled.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuing Entity pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his, her or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity, the Owner Trustee, the Collateral Agent or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Collateral Agent or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against Chase Bank USA, National Association, First USA Credit Card Master Trust, Chase Credit Card Master Trust or the Issuing Entity, or join in any institution against Chase Bank USA, National Association, First USA Credit Card Master Trust, Chase Credit Card Master Trust or the Issuing Entity, of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the Asset Pool One Supplement, the CHASEseries Indenture Supplement, the Terms Agreement or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuing Entity, the Indenture Trustee and any agent of the Issuing Entity or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuing Entity, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuing Entity and the rights of the Holders of the Notes under the Indenture at any time by the Issuing Entity with the consent of the Holders of Notes representing more than 66 2/3% of the Outstanding Dollar Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuing Entity with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuing Entity” as used in this Note includes any successor to the Issuing Entity under the Indenture.

The Issuing Entity is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuing Entity, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuing Entity on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuing Entity or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuing Entity or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the Asset Pool One Supplement, the CHASEseries Indenture Supplement and the Class A(2009-1) Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuing Entity for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Notwithstanding the allocation provisions of the Indenture, the Asset Pool One Supplement, each additional Asset Pool Supplement, the CHASEseries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the CHASEseries Noteholders are deemed to have any interest in any assets of the Issuing Entity allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets. Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*
Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust

Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust

PART III

SCHEDULE OF EXCHANGES BETWEEN THIS PERMANENT

REGULATION S GLOBAL NOTE AND THE RULE 144A GLOBAL NOTE,

OR REDEMPTIONS OR PURCHASES OR CANCELLATIONS

The following increases or decreases in principal amount of this Permanent Regulation S Global Note, or redemptions, purchases or cancellations of this Permanent Regulation S Global Note have been made:

Date of exchange, or redemption or purchase or cancellation	Increase or decrease in principal amount of this Permanent Regulation S Global Note due to exchanges between the Rule 144A Global Note and this Permanent Regulation S Global Note	Remaining principal amount of this Permanent Regulation S Global Note following such exchange, or redemption or purchase or cancellation	Notation made by or on behalf of the Issuing Entity

C-14